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                                                                   Exhibit 10(f)



         EMPLOYMENT AGREEMENT, made this      day of        , 1992, between
Amscan, Inc., a New York corporation, with offices at South Road, Harrison, New York 10528 (the "Employer" or "Company") and William Wilkey, residing at _____________________________________________ (the "Employee").

         1.       Employment of the Employee.

                  The Employer employs the Employee to serve as the Company's sales and marketing manager and to perform such other duties as may be assigned to him from time to time by the Company.

                  (a) The Employee shall devote his entire time and attention to the Employer's business. During the term of this agreement, the Employee shall not engage in any other business activity, whether or not it is pursued for gain or profit.

                  (b) The Employee is designated as Vice President in charge of Sales and Marketing. The Board of Directors may at its will change such designation. No additional compensation shall be payable to the Employee for his services as an officer or director of the Company.

         2.       Term of Employment and Effective Date Thereof.

                  (a) The initial term of employment of the Employee hereunder shall start as of January 1, 1992 and except as earlier terminated, as herein provided, shall end December 31, 1996.

                  (b) Notwithstanding the foregoing, the Employee's employment hereunder shall terminate upon the occurrence of any of the following events:

                           (i)      the mutual agreement of the parties;

                           (ii)     the death of the Employee;

                           (iii)    the termination of the Employee's employment
by the Employer, for "Cause" as defined hereinafter;

                           (iv)     the unilateral cessation or discontinuance
by the Employee of his working for or employment by the Employer.
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                  (c) For the purposes of this agreement, "cause" shall mean the commission by the Employee of any crime or an intentional act of fraud against the Employer or any flagrant act of gross negligence or gross misconduct on the part of the Employee with respect to his duties under this agreement; or any flagrant act on the part of the Employee in violation of specific and reasonable directions of the Board of Directors.

                  (d) Upon termination of the Employee's employment hereunder, whether at the end of the initial term hereof or any extended term or in the event of earlier termination, the Employee shall have no further rights under this Agreement, except as expressly herein set forth. But such termination shall not preclude the Employer from enforcing any remedies available to it by law in consequence of a breach by the Employee of his obligations hereunder, including without limitation the enforcement of any restrictive covenants hereunder.

         3.       Base Compensation.

                  (a) For his services hereunder, the Employer shall pay to the Employee during the term of this agreement, the following base annual salaries:

                  (i) The base annual salary for the calendar year, 1992 shall be $150,000..

                  (ii) For each full calendar year of the term of this agreement, starting with the calendar year 1993, the base annual salary shall be increased by $7,500.00 over the base yearly salary of the preceding year.

                  (b) Employee's base annual salary shall be payable in regular intervals in accordance with the Company's payroll practices.

                  (c) All compensation shall be subject to such withholding of any federal, state or local taxes as may be required by law with respect to these payments.

                  (d) In the event of the termination of the Employee's employment before the end of a calendar year, the base yearly salary for the year of termination shall be pro-rated to the date of termination.

         4.       Bonuses.

                  In addition to the base yearly salary set forth in Paragraph 3 hereof and any other compensation payable to the Employee as herein set forth, the Employer agrees to pay to the Employee a bonus or bonuses as and upon the terms and conditions hereinafter set forth:

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                  (a) For each calendar year that the Employee shall be employed by the Employer, whether during the initial term or any extended term, the Employer shall pay to the Employee a bonus of the following percentages of the Aggregate Net Profits (as hereinafter defined and calculated) of Amscan (USA), Amscan (Canada) and Deco Manufacturing, Inc. (hereinafter referred to as the Bonus Companies) for the following calendar years:

                     For the year 1992, two (2%) percent;
                     For the year 1993, three (3%) percent;
                     For the year 1994, four (4%) percent; and For the year 1995 and each calendar year thereafter, five (5%) percent.

                  (b) If the Employee's employment shall be terminated before the end of a calendar year, then the bonus for the period of time that the Employee shall be employed during such calendar year shall be prorated for the period from the commencement of such year to the date of termination of employment within such year.

                  (c) If the Employee's employment has been terminated for "cause" as set forth in paragraph 2.(b)(iii) hereof or by reason of the unilateral cessation or discontinuance by the Employee of working for the Employer as set forth in paragraph 2.(b)(iv) of this agreement, no bonus shall be payable by the Employer to the Employee under this provision of this agreement for the year of termination.

                  (e) Each Bonus Company may take such steps in the operation of its business as its officers, directors or shareholders may, in their sole discretion, determine, including, without limitation, modification or discontinuance of any of its present operations or addition of new operations, without regard to the effect on the calculation of the Aggregate Net Profits hereunder. If any action taken by any of the Bonus Companies adversely affects the Aggregate Net Profits as defined herein, the Employee shall not be entitled to any claim or recourse of any kind or nature by reason thereof against any of the Bonus Companies.

                  (f) The Aggregate Net Profits hereunder shall be calculated by adding the net profits of the three Bonus Companies and deducting therefrom the net losses of the three Bonus Companies for each calendar year or any lesser period within a calendar year if the Employee's employment shall be terminated before the end of a calendar year. If any of the three Bonus Companies may have a fiscal period which does not coincide with the calendar year, in computing the Aggregate Net



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Profits, if any, for any calendar year, the net profits or losses of the three
Bonus Companies for any full calendar year shall be taken as the amounts calculated as at the end of their respective fiscal periods occurring during the calendar year involved.

                  (g) For the purposes hereof, the Net Profits, if any, of the three Bonus Companies shall be computed before the payment of any federal, state or local taxes by the Bonus Companies located in the United States and before the payment of comparable taxes payable by any of the Bonus Companies located outside of the United States.

                  (h) For the purpose of computing the Aggregate Net Profits hereunder, the deduction by the Employer for the base salary of the President of the Employer (now, John Svenningsen) shall not exceed the base sum of $250,000. for the calendar year 1992 with successive increases thereafter, of 5% over the base salary for each of the four (4) additional calendar years of the initial term and for any extended term. Nothing contained herein shall limit the amount of salary which may be payable by the Employer or any of the Bonus Companies or any current or future Affiliates, (as hereinafter described and defined) to its President; the foregoing limitation being only for the purpose of computing Aggregate Net Profits.

                  (i) For the purposes hereof, the Aggregate Net Profits shall be calculated and determined by outside accountants regularly employed by the Employer and the respective Bonus Companies and Affiliates to prepare their financial statements and such calculations shall be made in accordance with generally accepted accounting principles consistently applied. The Employee and Employer shall be bound by the calculation of the said accountants as to the amount of the Aggregate Net Profits and Losses.

                  The Employee's share of the Aggregate Net Profits, if any, shall be paid to him as follows:

                  The Aggregate Net Profits shall be computed by the aforesaid accountants in a timely manner at the end of each calendar year or at the time of termination of the Employee's employment within a calendar year, in the event of early termination and the Employee's share of the Aggregate Net Profits shall be paid to him as follows:

                           (i) One-third thereof shall be paid to the Employee
within 90 days after the end of the calendar year involved or within 90 days after early termination of Employee's employment within a calendar year, as the case may be.



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                           (ii) The remaining two-thirds of the Employee's share
of said Aggregate Net Profits shall be loaned by the Employee to the Company to be repaid to the Employee with interest at prime rate chargeable by the Company's bank as follows: Interest only shall be paid at the end of the first year of such loan and the remaining principal plus interest shall be paid at the end of the second year of such loan. The loan shall be deemed to have been made on the first day following the period covered by the accounting involved.

         5.       Fringe Benefits.

                  As additional consideration for the services of the Employee under this Agreement, the Employer shall provide to the Employee all fringe benefits provided by the Employer to its other executives, including automobile allowance, paid vacation, holiday and sick leave, medical insurance for the Employee, spouse and dependent children fully paid for by the Employer and group life insurance, and participation in pension and/or profit-sharing plans, in the same manner and to the same extent as such fringe benefits shall be available to such other executives of the Employer.

         6.       Business Expenses.

                  The Employee may incur, for the benefit of the Company and in furtherance of the Company's business, various expenses included but not limited to travel, entertainment and promotion expenses. The Employer, at its option, shall either pay such necessary expenses to the Employee directly, advance sums to be used for payment of such necessary expenses or on submission by the Employee of proper vouchers therefor, reimburse the Employee for such necessary expenses actually incurred by him.



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         8.       Restrictive Covenant.

                  In consideration of his special and unique services and his position, which by its nature exposes him to trade secrets, proprietary information and other confidential material and assets of the Employer, the Employer covenants and agrees as follows with the Employer:

                  (a) Except as herein provided, the Employee covenants and agrees with the Employer that for a period of three (3) years after the termination of his employment hereunder, whether at the end of the initial or any extended term hereunder or earlier termination the Employee will not, directly or indirectly, as proprietor, partner, shareholder (other than as a less than five percent shareholder in a publicly held company), officer, director, employee or consultant, or in any other capacity, for his own benefit or for or with any other person or entity, engage in or perform services in any business or activity involved in or related to the business in which the Employer or any of its Affiliates (as defined in sub-paragraph (b) of this paragraph) are now engaged or may hereafter become engaged, in any trading area in which the Employer or any of its Affiliates may be engaged in business or trade.

                  (b) The parties acknowledge that the Employer is associated with other companies either as an owner, shareholder, co-venturer or otherwise, which are engaged in businesses similar to or related to the business of the Employer. These businesses and any other businesses with which the Employer may hereafter become associated which will conduct business similar to or related to the business of the Employer are referred to for the purposes of this paragraph
8. and the restrictive covenant herein contained as Affiliates of the Employer. These include at the present time Amscan U.S.A., Amscan Canada, Amscan Sweden, Amscan England, Amscan Australia, Amscan Germany, Deco Manufacturing, Kookabura Manufacturing, Perfect Party and Cake Tops and may hereafter include other companies.

                  (c) The provisions of paragraph 8.(a) hereof relating to restrictions on Employee's employment upon termination of the



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initial term of this agreement or any extended term or earlier termination shall have no application and shall not be binding upon the Employee in the event of a termination of the Employee's employment, at the will of the Employer, under paragraph 2.(b)(v) hereof.

                  (d) The Employee further covenants that he will not, at any time, without the prior written consent of the Employer furnish or disclose to any person who is not then an officer, employee or agent of the Employer, (i) any trade secret of the Employer or of any Affiliate, or (ii) any documents, records, plans, models, customer lists or other tangible property of the Employer or any Affiliate, regardless of its form, which may come into his possession, custody or control in consequence of his employment.

                  (e) In addition, to a right to accounting by the Employer and/or damages and/or any other relief to which the Employer may be entitled as a result of the Employee's breach of the provisions of this paragraph, the Employer or the Affiliates will be entitled to injunctive relief restraining any such breach or threatened breach, or the continuation of such breach, by the Employee, provided, however that if a court of competent jurisdiction shall determine that this covenant shall be enforceable only if limited to a shorter period of time or to a smaller geographical area than is herein expressly provided, or otherwise limited, then and in such event, this covenant shall be deemed to be limited to the extent so determined to be enforceable, in the same manner and to the same extent as of such limits were expressly provided herein.

                  (f) The rights hereunder by the Employer against the Employee may be assigned by the Employer and may be enforced by any successors or assigns of the Employer or any Affiliate as herein defined.

         11.      Option to Extend.

                  The Employer is granted an option to extend this agreement and the employment of the Employee for an additional period of three (3) years during the calendar years 1997, 1998, and 1999, upon the following terms and conditions:

                  (a) The option shall be exercised by notice to the Employee by the Employer, no later than July l, 1996.

                  (b) Notice of the exercise of such option shall be in conformity with the provisions of paragraph 12. hereof.

                  (c) The employment of the Employee during such extended three
(3) year term shall be upon the same terms and conditions as are set forth in this Agreement modified as follows: (i) Base yearly salary shall be increased from year

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to year in the manner provided by paragraph 3.(a)(ii) hereof; (ii) bonuses shall be paid as provided by paragraph (4) hereof; (iii) in the event of early termination under paragraph 2.(b)(v) hereof, the Employer shall, in addition, pay the following amount: ______________________________________________________
________________________________________________________________________________

         12.      Notices.

                  Any notice hereunder shall be sufficient if sent by Certified Mail, Return Receipt Requested, to the party to be notified at his or its address set forth below or at such other address as the party to be notified may have otherwise designated, by notice in writing, with copies to their respective attorneys as set forth below:

To Amscan or any of its Affiliates at: Amscan, Inc., P.O. Box 587, South Road, Harrison, N.Y. 10528, with a copy to: Kurzman & Eisenberg, Sam Eisenberg, Esq. One North Broadway, White Plains, N.Y. 10601.

To William Wilkey at: __________________________________________________________
with a copy to:  _______________________________________________________________

         13.      Amendments.

                  No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         14.      Governing Law.

                  This Agreement shall be governed in all respects by the laws of the State of New York.

         15.      Paragraph Headings.

                  The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                    AMSCAN, INC. (Employer)


                                                  By: /s/ JOHN SVENNINGSEN
                                                     --------------------------
                                                     John Svenningsen,
                                                     President


                                                     /s/ WILLIAM WILKEY
                                                     --------------------------
                                                     William Wilkey, (Employee)


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                  SUPPLEMENT TO EMPLOYMENT AGREEMENT made the 29 day of
December, 1992, between Amscan, Inc., a New York corporation (the "Employer" or "Company") and William Wilkey ("the Employee") (hereinafter referred to as the "Employment Agreement").

         WHEREIN, IT IS MUTUALLY AGREED AS FOLLOWS:

         Paragraph 4.(f) of the Employment Agreement is amended to add the following:

         "For the purpose of calculating the Aggregate Net Profits hereunder, all contributions by John Svenningsen to the capital of the Bonus Companies or any of them, shall be treated as if such capital contributions were loans to the Bonus Companies or any of them, and an amount equal to the "interest", (computed as hereinafter set forth) which would have been paid on such capital contributions had they been loans shall be deducted as an operating expense. For the purpose of such calculation, the amount of "interest" shall be the "prime" rate chargeable by the Employer's primary bank as it may be determined from time to time by said bank plus one (1%) percent."

         IN WITNESS WHEREOF, the parties have executed this agreement the 29 day of December, 1992

                                        AMSCAN INC. (Employer)


                                        By:  /s/ JOHN SVENNINGSEN
                                             ---------------------------------
                                             John Svenningsen, President


                                             /s/ WILLIAM WILKEY
                                             ---------------------------------
                                             WILLIAM WILKEY, Employee